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                                                                      EXHIBIT 23


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-29157 of Bank of Granite Corporation on Form S-8 of our report dated January 22, 2001, appearing in this Annual Report on Form 10-K of Bank of Granite Corporation for the year ended December 31, 2000.


/s/ Deloitte & Touche LLP
------------------------------
Deloitte & Touche LLP

January 22, 2001



Exhibit 23                         Page 1
Bank of Granite Corporation, Form 10-K, December 31, 2000, Page 183